Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with Nitro Petroleum Incorporated’s (the “Company”) Report on Form 10-Q for the period ended April 30, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, James G. Borem, President, Chief Executive Officer and Interim Chief Financial Officer  of the Company, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: June 21, 2010	By: /s/ James G. Borem
James G. Borem
President and Chief Executive Officer and Interim Chief Financial Officer